UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2018

Everbridge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37874	26-2919312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive, Suite 400, Burlington, Massachusetts		01803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 230-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On August 9, 2018, Everbridge, Inc. (the “Company”) dismissed KPMG LLP as the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors approved the dismissal of KPMG LLP.

The reports of KPMG LLP on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2017 and 2016 and in the subsequent interim period through August 9, 2018, there were no: (i) disagreements with KPMG LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the matter in its report; or (ii) reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided KPMG LLP with a copy of this Form 8-K, and has requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of KPMG LLP’s letter is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

Concurrent with the dismissal of KPMG LLP, the Audit Committee of the Company’s Board of Directors appointed Ernst & Young LLP as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years and the subsequent interim periods preceding the engagement, the Company did not consult Ernst & Young LLP with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

16.1*	Letter from KPMG LLP dated August 14, 2018

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everbridge, Inc.

Dated: August 14, 2018	By:	/s/ Elliot J. Mark
Elliot J. Mark Senior Vice President, General Counsel and Secretary